September 2010 Investor
Presentation

NASDAQ: CPNO

Disclaimer
This presentation includes “forward-looking statements,” as defined in the federal securities laws.
Statements that address activities, or events that Copano believes will or may occur in the future are forward-looking statements. These statements include, but are not limited to, statements about future producer activity and Copano’s total distributable cash flow and distribution coverage. These statements are based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors management believes are reasonable.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following risks and uncertainties, many of which are beyond Copano’s control:
The volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to continue to obtain new sources of natural gas supply and retain its key customers; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production and producers’ ability to drill and successfully complete and attach new natural gas supplies and the availability of downstream transportation systems and other facilities for natural gas and NGLs; higher construction costs or project delays due to inflation, limited availability of required resources, or the effects of environmental, legal or other uncertainties; general economic conditions; the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in Copano’s quarterly and annual reports filed with the
Securities and Exchange Commission.

Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Copano Energy

ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
Customer Satisfaction
2008-2009

Introduction to Copano
  Independent midstream company founded in 1992
 ■ Best in class service to customers
 ■ Entrepreneurial approach
 ■ Focus on long-term accretive growth
  Provides midstream services in multiple producing areas through three operating segments
 ■ South and north Texas
 ● Conventional, Eagle Ford Shale and Barnett Shale Combo play
 ■ Central and Eastern Oklahoma
 ● Conventional, Hunton De-Watering play and Woodford Shale
 ■ Rocky Mountains
 ● Powder River Basin

Key Metrics
  Service throughput volumes approximate 1.8 Bcf/d of natural gas(1)
  Over 6,700 miles of active pipelines
  8 natural gas processing plants with over 1.1 Bcf/d of combined processing capacity
  One NGL fractionation facility with total capacity of 22,000 Bbls/d
  Equity market cap: $1.8 billion(2)
  Enterprise value: $2.8 billion(3)

(1) Based on 2Q 2010 results. Includes unconsolidated affiliates.
(2) As of August 24, 2010.
(3) As of August 24, 2010. Includes $300 million of convertible preferred equity issued July 2010.

Copano Energy

Characteristic	Typical MLP	Copano Energy	Typical Corporation
Non-Taxable Entity	✓	✓	—
Tax Shield on Distributions	✓	✓	—
Tax Reporting	Schedule K-1	Schedule K-1	Form 1099
General Partner	✓	—	—
Incentive Distribution Rights	✓ Up to 50%	—	—
Voting Rights	—	✓	✓

Copano’s LLC Structure

Growth Strategy
  Goal: to become a diversified midstream company with scale and stability of cash flows, above-average returns on invested capital and “investment-grade quality distributions”
  Key tenets of growth strategy:
 ■ Execute on organic growth opportunities around existing assets
 ■ Explore opportunities beyond traditional gathering and processing
 ● Be more proactive in seeking assets and opportunities
 ■ Reduce sensitivity of cash flows to commodity price fluctuations
 ● Hedging program
 ● Contracts - increase fee-for-service component

Agenda

2010 Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

2010 Outlook
  Texas
 ■ Significant drilling and development activity in the Barnett Shale Combo play
 ■ Ramp up of Eagle Ford Shale directed drilling
  Oklahoma
 ■ Moderate drilling activity behind the Hunton De-Watering play
 ■ Strong drilling activity in the Woodford Shale play
  Rocky Mountains
 ■ Minimal new drilling; flat volumes
  Commodity prices
 ■ Lower forward price curves for NGLs and oil compared to early 2010
  Total Distributable Cash Flow (Total DCF)
 ■ Second half 2010 - improvement compared to first half
 ■ Beyond 2010 - until volumes from new projects come online in second half of
 2011, Total DCF estimated to be lower than comparable 2010 periods due to current forward prices and lower average strike prices on hedges

Copano Energy

Montague
State Highway 59
Saint Jo Plant
Gladys
M O N T A G U E
Hardy
Dry Valley
Salona
Forestburg
Muenster
Myra
Hood
Era
Rosston
New Harp
Fruitland
Sunset
Greenwood
Alvord
N FM 51
Legend
Tri-County Pipeline
Under Construction
North Texas Assets

Texas Outlook
  Saint Jo gathering system
 ■ 15 rigs running in the area with
 as many as 2 more anticipated
 later this year
 ● Leasing activity continues
 ■ Crude oil play with associated
 gas requiring a full slate of
 midstream services
 ■ Based on producer drilling
 schedule, expect steady
 increase in plant inlet volumes
 in 2010
 ● 2Q 2010 average volumes of
 approximately 40,000
 MMbtu/d vs. 24,000 MMbtu/d
 in 1Q 2010

Texas Outlook
  Eagle Ford Shale play
 ■ Copano’s current asset base strategically positioned
 ● Houston Central complex located within 50 miles of the rich gas core of the play
 ■ 22,000 BPD fractionator placed in service April 2010
 ■ 9 Eagle Ford Shale wells connected to date and expect to connect 8 - 10 additional wells over the next three months
 ■ Expect Eagle Ford Shale volume increases in 3Q 2010
 ■ Currently pursuing multiple gathering and related downstream opportunities

Texas Recent Developments
  Saint Jo plant
 ■ Earlier this year, executed key producer
 contract with highly rated producer
 ● Long-term gathering, treating and
 processing agreement
 ● Fee-for-service contract
 ■ Additional 50 MMcf/d of compression
 expected to be in service early 4Q
 2010, bringing total plant capacity to
 100 MMcf/d
 ● Plant fully committed
 ● Additional expansion under
 consideration
 ■ $30 - $35 million in fee-based cash flow
 expected by year-end 2010 (on an
 annualized basis)

Copano Energy

Caldwell
Fayette
Gonzales
Houston Central Plant
Lavaca
Wharton
Wilson
Estimated Oil Demarcation
DeWitt-Karnes Header
DeWitt
Estimated Dry Gas Demarcation
Karnes
Jackson
Victoria
Goliad
Bee
Refugio
Copano_Pipeline
Copano NGL
Kinder Morgan
DeWitt-Karnes Header
Handy Lateral
KMTP Interconnects
DeWitt-Karnes Header

DeWitt-Karnes Header
  Nearing completion of
 previously announced DeWitt-
 Karnes header
 ■ 38 miles of 24” pipe
 ■ Initially 185 MMcf/d of capacity with
 ability to expand to 275 MMcf/d
 ■ Active producers in the vicinity
 include: Pioneer, ConocoPhillips,
 Petrohawk, GeoSouthern and
 Enduring Resources
  11 rigs running in the area
  Average IP rates of wells
 connected are approximately
 7.6 MMcfe/d
 ■ Approximately 3.5 MMcf/d of gas
 ■ Approximately 500 - 1,000 BPD of
 condensate

Copano Energy

Estimated Oil Demarcation
Estimated Dry Gas Demarcation
Dimmit
La Salle
McMullen
Webb
Duval
30"
30"
24"
24"
24"
Area Map
San Antonio
Houston Central Plant
Victoria
Miles
Legend
Copano
Kinder Morgan
Joint Venture Line
Copano Energy
Eagle Ford Shale
Joint Venture Line

Eagle Ford Gathering Joint Venture
  Executed joint venture
 agreements with Kinder
 Morgan in May 2010
  Gas services agreement
 between Copano/Kinder
 Morgan joint venture and SM
 Energy signed in July 2010
 ■ Kicked off pipeline construction -
 expected to be completed
 summer 2011
 ■ Approximately 85 miles of 30”
 and 24” pipe
 ■ Anticipated capex (net to
 Copano) - approximately $68.5
 million

Texas Fractionation Facility
  Responding to NGL transportation and fractionation constraints along the Texas Gulf Coast, Copano started its fractionator at
 Houston Central complex and began to deliver purity products to market in April 2010
 ■ Total capacity of 22,000 Bbls/d
 ■ Approximate cost of $17 million
 ■ Estimated fee-based cash flow between $8 and $10 million on an annualized basis at current throughput volumes
  Incremental processing and fractionation capacity is expected to be required to meet producer demands in the Eagle Ford Shale

Oklahoma Outlook
  Rich gas (primarily Hunton De-Watering play)
 ■ Drilling activity increased so far in 3Q 2010
 ■ 2 rigs currently running in the Hunton and 15 rigs in other rich gas areas
 ■ Attractive processing upgrade and low geologic risk
 ■ 3Q 2010 volumes expected to be slightly up vs. 2Q 2010
  Lean gas (primarily Woodford Shale)
 ■ Drilling remains active
 ■ 5 rigs currently running
 ■ 3Q 2010 volumes expected to be higher than 2Q 2010

Copano Energy

Haskell
Pittsburg
Latimer
Tulsa
Legend
ScissorTail - Cyclone
ScissorTail System
ScissorTail Cyclone Mountain
Copano - Mid-Continent

Woodford Shale Activity
  Significant drilling activity in the
 Woodford Shale around
 Copano’s Cyclone Mountain
 system
 ■ 2Q 2010 average volumes of
 approximately 58,000 MMbtu/d vs.
 53,000 MMbtu/d in 1Q 2010
  Primarily lean gas that requires
 compression and CO2 treating
  Current system capacity
 approximately 80 MMcf/d with
 plans to expand to 120 MMcf/d
 by year-end 2010
 ■ Gathering and treating expansion
 project of $10 million to be placed
 in service 4Q 2010

Rocky Mountains Outlook
  Drilling and dewatering will be driven by commodity prices and producer economics

  3Q 2010 volumes for Bighorn expected to be slightly lower to flat vs.
 2Q 2010
  3Q 2010 volumes for Fort Union expected to be slightly higher vs. 2Q
 2010
  2010 Adjusted EBITDA expected to be essentially flat vs. 2009

Commodity Prices and Margin Sensitivities

2010 Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

Copano Energy

$9
$8
$7
$6
$5
$4
$3
$2
$1
$-
Natural Gas ($/MMBtu)
$54
$48
$42
$36
$30
$24
$18
$12
$6
$-
NGLs ($/barrel)
Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10
Houston Ship Channel
CenterPoint East
Colorado Interstate Gas
Mt. Belvieu
Conway

Historical Commodity Prices

(1) Aug-10 NGL prices are month-to-date through Aug 20, 2010.
(2) NGL prices for Jan-09 through Jun-10 are calculated based on the weighted-average product mix for the period indicated. NGL prices for Jul-10 through
 Aug-10 are calculated based on the second quarter 2010 product mix.

Copano Energy

$8
$7
$6
$5
$4
$3
$96
$84
$72
$60
$48
$36
Natural Gas ($/MMBtu)
Oil ($/barrel)
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Houston Ship Channel
CenterPoint East
Colorado Interstate Gas
NYMEX Oil

Forward Commodity Prices

Note: Forward prices as of August 20, 2010

Copano Energy

- Copano’s hedge portfolio supports cash flow stability based on combined segment gross margins and cash hedging settlements

Oklahoma and Texas Segment Gross Margins + Hedge Settlements
$ in millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Combined Commodity-Sensitive Segment
Margins and Hedging Settlements

Financing and Commodity Risk Management

2010 Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

2010 Expansion Capex
  2010 capital expansion budget increased from $130 million(1) in
 January to $172 million(1) today
  Major areas of focus include:
 ■ Eagle Ford Shale and Houston Central complex in south Texas
 ● DeWitt-Karnes pipeline
 ● Copano/Kinder Morgan joint venture
 ■ Saint Jo processing plant and pipelines in north Texas
 ■ Cyclone Mountain system in Oklahoma - Compression and amine treating expansion
  Expect capital to be invested at a multiple of approximately 5x
  Pursuing another $300 million(1) in projects that Copano believes will develop over the next two years

(1) Includes Copano’s net share for unconsolidated affiliates.

Recent Preferred Equity Offering
  In July 2010 Copano issued $300 million of convertible preferred equity to affiliate of TPG Capital
 ■ Priced at $29.05 per unit - 10% premium to the 30-day volume weighted average price as of July 19, 2010
 ■ Distributions paid in-kind for the first three years ($0.72625 per unit)
 ■ Convertible to common units on a one for one basis beginning July 2013 unless conversion would cause pro forma distribution coverage to fall below
 100%
 ■ Copano can force conversion beginning July 2013 if market price for common units is at least $37.77 per unit
 ■ No mandatory redemption
  Alignment with a strategic capital partner that has a long-term investment prospective
  Flexible capital to fund Eagle Ford Shale expansion strategy and other growth initiatives in Texas and Oklahoma

Hedging Strategy
  Option-based, product-specific
  2010 price exposed volumes are well hedged
 ■ Between 70% and 80% of propane, butane, natural gasoline and condensate price exposure is hedged
 ■ Approximately 40% of ethane price exposure is hedged
 ■ Expect $32 - $34 million of non-cash amortization expense in 2010 related to option component of hedge portfolio
  2011 hedged at or near policy limits, except for ethane
 ■ During April and August, added puts for WTI, iso-butane and normal butane for calendar years 2011 and 2012 (total cost of approximately $6.8 million)
  Will continue adding to 2012 hedging positions and begin focusing on 2013 later this year

Conclusions

2010 Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

Conclusions
  Growth projects recently completed are expected to contribute to
 Total DCF as volumes come online
 ■ Volumes at Saint Jo plant increasing
 ■ Start-up of fractionator at Houston Central complex
 ■ Burbank plant in service
 ■ Portions of DeWitt-Karnes header in service
  Significant future growth opportunities
 ■ Expansion of Saint Jo plant to 100 MMcf/d expected early 4Q 2010
 ■ Completion of DeWitt Karnes header expected late 3Q 2010
 ■ Completion of Eagle Ford Gathering joint venture in western Eagle Ford Shale expected summer 2011
 ■ Anticipating future infrastructure needs, including processing plant expansions, fractionation expansion and additional gas and liquids pipelines
  Ample liquidity and access to capital to support growth initiatives

Appendix

Copano Energy

Copano Energy
Oklahoma Assets
Legend
Compressor Stations
Processing Plants
Oklahoma Pipelines
Miles
0 2.5 5 10 15 20 25

Oklahoma Assets

OKLAHOMA

Copano Energy

Copano Energy
South Texas Assets
Legend
Compressor Stations
Processing Plants
South Texas Pipelines
NGL Pipelines
Kinder Morgan
Miles
0 4 8 16 24 32 40
Houston Central Plant

South Texas Assets

TEXAS

Copano Energy

Montague
Cooke
Wise
Denton
Parker
Copano Energy
North Texas Assets
Legend
Compressor Stations
Processing Plants
North Texas Pipelines
Miles
0 0.5 1 2 3 4 5

North Texas Assets

TEXAS

Copano Energy

Sheridan
Crook
Big Horn
Campbell
Dead Horse
Johnson
Washakie
Weston
Niobrara
Natrona
Converse
Glenrock
Platte
Goshen
Carbon
Albany
Cheyenne
Copano Energy
Rocky Mountains
Assets
Legend
Bighorn Pipelines
Fort Union Pipelines
WIC Medicine Bow Pipeline
Processing Plants
Miles
0 4.5 9 18 27

Rocky Mountains Assets

WYOMING

Processing Modes

Full Recovery
Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs
Ethane Rejection
Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)
Conditioning Mode
Texas - If the value of recovered NGLs is less than the fuel and gas shrinkage cost of recovering NGLs (available at Houston Central plant and at Saint Jo plant)

Copano Energy

		Quarterly Segment Gross Margins[1] plus 2Q 2010 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	8/11/2010	-25%	-50%
Natural Gas Prices	+25%	$64,327	$62,641	$60,128	$59,514
	8/11/2010	$64,887	$63,201	$60,689	$59,415
	-25%	$65,447	$63,761	$62,111	$59,743
	-50%	$66,007	$64,321	$62,671	$61,020

- Full Recovery (blue)
- Texas Full Recovery and Oklahoma Ethane Rejection (red)
- Ethane Rejection (green)

Commodity-Related Margin Sensitivities
  Matrix reflects 2Q 2010 wellhead and plant inlet volumes, adjusted using Copano’s 2010 planning model

Note: Please see this Appendix for definitions of processing modes and additional details.
(1) Consists of Texas and Oklahoma Segment gross margins.

Copano Energy

	2Q 2010 vs. 1Q 2010				3Q 2010 vs. 2Q 2010 Prices		
	2Q 2010	1Q 2010	Increase/(Decrease) $	Increase/(Decrease) %	3Q 2010 to date [(2)]	Increase/(Decrease) $	Increase/(Decrease) %
$000's							
Oklahoma Segment Gross Margin	$ 21,821	$ 24,275	$ (2,453)	-10%			
Texas Segment Gross Margin	$ 31,751	$ 27,165	$ 4,585	17%			
Hedging Settlements	$ 9,492	$ 7,016	$ 2,476	35%			
Total [(1)]	$ 63,064	$ 58,456	$ 4,608	8%			
Natural Gas Prices ($/MMBtu)							
CenterPoint East Index	$ 3.86	$ 5.22	$ (1.36)	-26%	$ 4.49	$ 0.63	14%
Houston Ship Channel Index	$ 4.04	$ 5.36	$ (1.32)	-25%	$ 4.64	$ 0.60	13%
NGL Prices ($/gal)							
Conway (weighted average)	$ 0.87	$ 1.06	$ (0.19)	-18%	$ 0.80	$ (0.06)	-8%
Mt. Belvieu (weighted average)	$ 1.03	$ 1.13	$ (0.11)	-9%	$ 0.92	$ (0.11)	-12%
Oil Prices ($/Bbl)							
NYMEX Oil	$ 78.03	$ 78.72	$ (0.68)	-1%	$ 77.33	$ (0.70)	-1%

Combined Commodity-Sensitive Segment
Margins and Hedging Settlements

Note:  Weighted average NGL prices are based on Copano product mix for period indicated.
(1) Does not include non-cash expenses included in Corporate and Other for purposes of calculating Total Segment Gross Margin. See Appendix for reconciliation of Total Segment Gross Margin.
(2) Reflects the average of July and August (as of August 23, 2010) prices.

Copano Energy

	2Q 2010 Contract Mix[1]			
	Major Drivers of Unit Margins			
% of Service Throughput[2]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
19.5%		X		X
46.2%	X	X		X
26.4%	X			
0.0%	X		X	X
5.9%			X	X
2.0%		X		
100.0%	72.6%	67.6%	5.9%	71.6%

Oklahoma Contract Mix

(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 12,689 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.

Copano Energy

	2Q 2010[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	1,620	1,004
Propane	1,420	1,400
Isobutane	157	157
N. Butane	484	484
N. Gasoline	(343)	(343)
Condensate[3]	1,123	1,123
MMBtu/d		
Natural Gas	16,736	20,051

Oklahoma Net Commodity Exposure

Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

Copano Energy

		Quarterly Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	8/11/2010	-25%	-50%
Natural Gas Prices	+25%	$26,701	$24,570	$21,577	$19,591
	8/11/2010	$24,985	$22,853	$19,860	$17,874
	-25%	$23,268	$21,137	$19,005	$16,157
	-50%	$21,551	$19,420	$17,288	$15,157

Full Recovery

Ethane Rejection

Oklahoma Commodity Price Sensitivities
  Oklahoma segment gross margins excluding hedge settlements
 ■ Matrix reflects 2Q 2010 volumes, adjusted using Copano’s 2010 planning model

Note: Please see this Appendix for definitions of processing modes and additional details.

Copano Energy

Indicative Gross Value of One Mcf at Copano's Facility [1]

Natural Gas Sales Price ($/MMBtu)	Rich Gas [2][3]							Lean Gas [4]
	NYMEX Oil Price ($/Bbl)							
	$ 40.00	$ 50.00	$ 60.00	$ 70.00	$ 80.00	$ 90.00	$ 100.00	N/A
$ 2.50	$ 3.67	$ 4.12	$ 4.56	$ 5.00	$ 5.43	$ 5.86	$ 6.28	$ 2.43
$ 3.00	$ 4.15	$ 4.60	$ 5.04	$ 5.48	$ 5.91	$ 6.34	$ 6.76	$ 2.91
$ 3.50	$ 4.62	$ 5.07	$ 5.52	$ 5.95	$ 6.39	$ 6.81	$ 7.24	$ 3.40
$ 4.00	$ 5.09	$ 5.54	$ 5.99	$ 6.42	$ 6.86	$ 7.29	$ 7.71	$ 3.88
$ 4.50	$ 5.56	$ 6.01	$ 6.45	$ 6.89	$ 7.32	$ 7.75	$ 8.17	$ 4.37
$ 5.00	$ 6.02	$ 6.47	$ 6.91	$ 7.35	$ 7.79	$ 8.21	$ 8.63	$ 4.85
$ 5.50	$ 6.48	$ 6.93	$ 7.37	$ 7.81	$ 8.24	$ 8.67	$ 9.09	$ 5.34
$ 6.00	$ 6.93	$ 7.38	$ 7.82	$ 8.26	$ 8.70	$ 9.12	$ 9.54	$ 5.82
$ 6.50	$ 7.38	$ 7.83	$ 8.27	$ 8.71	$ 9.14	$ 9.57	$ 9.99	$ 6.31
$ 7.00	$ 7.82	$ 8.27	$ 8.72	$ 9.15	$ 9.59	$ 10.02	$ 10.44	$ 6.79
$ 7.50	$ 8.26	$ 8.71	$ 9.16	$ 9.59	$ 10.03	$ 10.46	$ 10.88	$ 7.28

Oklahoma Rich Gas vs. Lean Gas

Prices as of 8/19/10
(1) Full value prior to deduction of Copano’s margin. Excludes value of condensate and crude oil recovered by the producer at the wellhead.
(2) Implied NGL prices are based on a six-year historical regression analysis.
(3) Assumes 9 GPM gas with a Btu factor of 1.375 processed at Copano’s cryogenic plant, and field fuel of 6.25%.
(4) Assumes unprocessed gas with a Btu factor of 1.0 and field fuel of 6%.

Copano Energy

	2Q 2010 Contract Mix[1]			
	Major Drivers of Unit Margins			
% of Service Throughput[2]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
58.3%	X		X	X
18.0%	X			
4.8%				X
8.2%	X			X
3.9%	X	X		X
4.9%		X		
1.9%	X	X		
100.0%	90.4%	10.7%	58.3%	75.2%

Texas Contract Mix

(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 54,747 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.

Copano Energy

	2Q 2010[1]		
	Full Recovery	Ethane Rejection[2]	Full Conditioning[2]
Bbls/d			
Ethane	3,382	484	48
Propane	2,197	2,123	38
Isobutane	506	648	11
N. Butane	566	688	14
N. Gasoline	31	31	33
Condensate[3]	1,335	1,540	790
MMBtu/d			
Natural Gas	(23,007)	(19,373)	(946)

Texas Net Commodity Exposure

Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 2Q 2010 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central processing plant permits significant reductions in ethane recoveries in ethane rejection mode and full ethane rejection in conditioning mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central processing plant, pentanes+ may be sold as condensate.

Copano Energy

		Quarterly Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	8/11/2010	-25%	-50%
Natural Gas Prices	+25%	$34,682	$27,085	$19,486	$12,780
	8/11/2010	$36,959	$29,362	$21,764	$14,398
	-25%	$39,236	$31,638	$24,041	$16,443
	-50%	$41,513	$33,915	$26,318	$18,720

Full Recovery

Ethane Rejection

Texas Commodity Price Sensitivities
  Texas segment gross margins excluding hedge settlements
 ■ Matrix reflects 2Q 2010 volumes and operating conditions, adjusted using
 Copano’s 2010 planning model

Note: Please see this Appendix for definitions of processing modes and additional details.

Rocky Mountains Sensitivities
  2Q 2010 Adjusted EBITDA volume sensitivity (positive or negative impact)
 ■ Bighorn: 10,000 MMBtu/d = $245,000(1)
 ■ Fort Union: 10,000 MMBtu/d = $70,000(1)

Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

Copano Energy

- Commodity hedging program supplements cash flow in 2010 through 2012 during less favorable commodity price periods

		2010 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	8/11/2010	-25%	-50%
Natural Gas Prices	+25%	$2,943	$10,986	$19,065	$27,143
	8/11/2010	$2,943	$10,986	$19,065	$27,143
	-25%	$2,943	$10,986	$19,065	$27,143
	-50%	$2,943	$10,986	$19,065	$27,143

		2011 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	8/11/2010	-25%	-50%
Natural Gas Prices	+25%	($1,567)	$2,373	$9,803	$22,350
	8/11/2010	($1,567)	$2,373	$9,803	$22,350
	-25%	($1,567)	$2,373	$9,803	$22,350
	-50%	($1,567)	$2,373	$9,803	$22,350

		2012 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	8/11/2010	-25%	-50%
Natural Gas Prices	+25%	$112	$1,283	$6,069	$10,952
	8/11/2010	$112	$1,283	$6,069	$10,952
	-25%	$112	$1,283	$6,069	$10,952
	-50%	$112	$1,283	$6,069	$10,952

Hedging Impact of Commodity Price
Sensitivities

Copano Energy

- The following table presents total segment gross margin and a reconciliation of total segment gross margin to the GAAP financial measure of operating income:

		Three Months Ended June 30, 2010	Three Months Ended March 31, 2010
		($ in thousands)	
Total Segment Gross Margin:			
Oklahoma	$	21,821	24,275
Texas		31,751	27,165
Rocky Mountains		1,148	1,103
Segment gross margin		54,720	52,543
Corporate and other		2,115	(1,418)
Total segment gross margin	$	56,835	51,125
Reconciliation of Total Segment Gross Margin to Operating Income:			
Operating income	$	(7,691)	13,912
Add: Operations and maintenance expenses		13,230	12,103
Depreciation and amortization		15,583	15,201
General and administrative expenses		10,900	10,542
Taxes other than income		1,181	1,162
Equity in earnings from unconsolidated affiliates		23,632	(1,795)
Total segment gross margin	$	56,835	51,125

Reconciliation of Non-GAAP Financial
Measures
Segment Gross Margin and Total Segment Gross Margin
  We define segment gross margin, with respect to a Copano operating segment, as segment revenue less cost of sales. Cost of sales includes the following: cost of natural gas and NGLs purchased from third parties, cost of natural gas and NGLs purchased from affiliates, cost of crude oil purchased from third parties, costs paid to third parties to transport volumes and costs paid to affiliates to transport volumes. Total segment gross margin is the sum of the operating segment gross margins and the results of Copano’s risk management activities that are included in Corporate and other. We view total segment gross margin as an important performance measure of the core profitability of our operations. Segment gross margin allows Copano’s senior management to compare volume and price performance of the segments and to more easily identify operational or other issues within a segment.
 The GAAP measure most directly comparable to total segment gross margin is operating income.

Copano Energy

▶

▶

▶ The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to each of our segments to the GAAP financial measure of net income (loss):

($ in thousands)	THREE MONTHS ENDED JUNE 30, 2010				
	Oklahoma	Texas	Rocky Mountains	Corporate & Other	Total
Net Income	$ 6,178	$ 14,410	(24,569)	$ (17,130)	$ (21,111)
Add: Depreciation and Amortization	7,942	6,451	765	425	$ 15,583
Add: Interest and other financing costs	-	-	-	13,351	13,351
Add: Provision for income taxes	-	-	-	106	106
EBITDA	14,120	20,861	(23,804)	(3,248)	7,929
Add: Amortization of difference between the carried investment and the underlying equity in net assets of equity investments	2	(5)	29,648	-	29,645
Add: Copano's share of depreciation and amortization included in equity in earnings from unconsolidated affiliates	129	119	1,355	-	1,603
Add: % of equity method investment interest and other financing costs	-	-	494	-	494
Adjusted EBITDA	$ 14,251	$ 20,975	$ 7,693	$ (3,248)	$ 39,671

Reconciliation of Non-GAAP Financial
Measures
Adjusted EBITDA
  We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and
 Southern Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings
 (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii) the portion of each unconsolidated affiliate’s depreciation and amortization expense, which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate’s interest and other financing costs, which is proportional to our ownership interest in that unconsolidated affiliate.
  External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess:
 ■ The financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
 ■ The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;
 ■ Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
 ■ The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

Definitions of Non-GAAP Financial Measures
Total Distributable Cash Flow
  We define total distributable cash flow as net income plus: (i) depreciation, amortization and impairment expense
 (including amortization expense relating to the option component of our risk management portfolio); (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates;
 (iii) provision for deferred income taxes; (iv) the subtraction of maintenance capital expenditures; (v) the subtraction of equity in earnings from unconsolidated affiliates and (vi) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period, such as equity-based compensation, mark-to-
 market changes in derivative instruments, and our line fill contributions to third-party pipelines and gas imbalances.
 Maintenance capital expenditures are capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows.
  Total distributable cash flow is a significant performance metric used by senior management to compare basic cash flows generated by us (prior to the establishment of any retained cash reserves by our Board of Directors) to the cash distributions we expect to pay our unitholders, and it also correlates with the metrics of our existing debt covenants.
 Using total distributable cash flow, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Total distributable cash flow is also an important non-GAAP financial measure for our unitholders because it serves as an indicator of our success in providing a cash return on investment — specifically, whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Total distributable cash flow is also used by industry analysts with respect to publicly traded partnerships and limited liability companies because the market value of such entities’ equity securities is significantly influenced by the amount of cash they can distribute to unitholders.